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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 MARCH 24, 2000

                        MARKETING SPECIALISTS CORPORATION
             (Exact name of registrant as specified in its charter)


   DELAWARE                         0-24667              04-3411833
(State or other                   (Commission          (IRS employer
jurisdiction of                   file number)       identification no.)
incorporation or
organization)

                       17855 N. DALLAS PARKWAY, SUITE 200
                               DALLAS, TEXAS 75287
              (Address and zip code of principal executive offices)

              Registrant's telephone number, including area code:
                                 (972) 349-6200


                          ----------------------------



                          Merkert American Corporation
                               490 Turnpike Street
                           Canton, Massachusetts 02021
                            (Former name and address)



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ITEM 5.  OTHER EVENTS

         On March 24, 2000, the Registrant released certain unaudited financial statements for the quarter ended December 31, 1999. Such unaudited financial statements are filed as Exhibit 99.1 hereto.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)  EXHIBITS

                   The following Exhibits are filed herewith:

                   99.1 Unaudited financial statements of the Registrant for the quarter ended December 31, 1999.


                            [SIGNATURE PAGE FOLLOWS]


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MARKETING SPECIALISTS CORPORATION


                                        By: /s/ TIMOTHY M. BYRD
                                            ------------------------------------
                                            Timothy M. Byrd
                                            Chief Financial Officer

Date: March 24, 2000


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                                  EXHIBIT INDEX


EXHIBIT
NO.            DESCRIPTION
-------        ------------

 99.1* Unaudited financial statements of the Registrant for the quarter ended December 31, 1999.




*  filed herewith